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                                                                    EXHIBIT 10.1

                          AGILE SOFTWARE CORPORATION

                            1995 STOCK OPTION PLAN


                     (As Amended through July     , 1999)

                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------

I.   PURPOSE OF THE PLAN

     This 1995 Stock Option Plan is intended to promote the interests of Agile Software Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.  ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     B. Any officer of the Corporation shall have the authority to act on behalf of the Corporation with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Corporation herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     C. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Plan Administrator shall have the full and final power and authority, in its discretion to:

          1. establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option or stock issuance as it may deem necessary or advisable;

          2. determine which eligible persons are to receive option grants and stock issuances under the Plan, the time or times when such option grants or stock issuances are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to each option or stock issuance, the maximum term for which the option is to remain outstanding;

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          3.   amend, modify, extend, cancel, or renew, any option or stock issuance or to waive any restrictions or conditions applicable to any option or shares acquired pursuant to a stock issuance or upon the exercise of an option;

          4. amend the exercisability of any option or the vesting of any shares acquired upon the exercise of any option or pursuant to any stock issuance, including with respect to the period following an Optionee's termination of Service with the Corporation;

          5. delegate to any proper officer of the Corporation the authority to grant one or more options or stock issuances, without further approval of the Board, to any person eligible pursuant to Section II below, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such options and stock issuances shall not be granted to any one person within any fiscal year of the Corporation for more than 250,000 shares in the aggregate,
(ii) the exercise price per share of each option shall be equal to the Fair Market Value per share of the Common Stock on the effective date of grant (or, if the Common Stock has not traded on such date, on the last day preceding the effective date of grant on which the Common Stock was traded), and (iii) each option or stock issuance shall be subject to the terms and conditions of the appropriate standard form of option agreement or Issuance Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board; and

          6. correct any defect, supply any omission or reconcile any inconsistency in the Plan, any option agreement, or any stock issuance agreement and to make all other determinations and take such other actions with respect to the Plan or any option or stock issuance as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

     Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option, stock issuance, or shares issued thereunder.

     D. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Corporation is registered pursuant to
Section 12 of the 1934 Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 of the 1934 Act.

     E. If the Corporation (or participating Parent or Subsidiary corporation) is a "publicly held corporation" within the meaning of Section 162(m) of the Code, the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) of the Code to approve the grant of any option or stock issuance which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     F. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation (or participating Parent or Subsidiary corporation), members of the Board and any officers or employees of the Corporation (or participating Parent or Subsidiary corporation) to whom authority to act for the Board or the Corporation is delegated shall be indemnified by the Corporation against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the

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defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

III. ELIGIBILITY

     A. Employees, Consultants and non-employee Directors are eligible to receive option grants pursuant to the option Grant Program and/or stock issuances under the Stock Issuance Program.

     B. For purposes of the foregoing sentence, Employees, Consultants, and non-employee Directors shall include prospective Employees, prospective Consultants and prospective non-employee Directors to whom options and/or stock issuances are granted in connection with written offers of employment or other service relationship with the Corporation or any participating Parent or Subsidiary corporation. Eligible persons may be granted more than one (1) option and/or stock issuance.

IV.  STOCK SUBJECT TO THE PLAN

     A. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 5,375,000 shares, cumulatively increased on May 1, 2000 and each May 1 thereafter until and including May 1, 2005 by an amount equal to the lesser of (a) five hundred thousand (500,000) shares per year or (b) five percent (5%) of the number of shares of Common Stock issued and outstanding on the immediately preceding April 30, or (c) a lesser amount of shares determined by the Board, and shall consist of authorized but unissued or reacquired shares of Common Stock, or any combination thereof. If an outstanding option for any reason expires or is terminated or canceled or if shares of stock are acquired upon the exercise of an option or pursuant to a stock issuance are subject to repurchase by the Corporation and are repurchased by the Corporation, the shares of stock allocable to the unexercised portion of such option or such repurchased shares of stock shall again be available for issuance under the Plan.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option, and (iii) the number and/or class of securities acquired pursuant to each stock issuance that are subject to vesting and/or a repurchase right of the Corporation in order to prevent the dilution or enlargement of benefits thereunder. The

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adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                  ARTICLE TWO

                             OPTION GRANT PROGRAM
                             --------------------

I.   OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, comply with the terms of the Plan applicable to Incentive Options.

     A.   Exercise Price.
          --------------

          1. The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the documents evidencing the option, be made:

                a. in cash, cash equivalent, or check made payable to the Corporation;

                b. in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                c. to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

                d. provided that the person to whom the Option is granted is an Employee and in the Corporation's sole discretion at the time the Option is exercised, by delivery of a promissory note in a form approved by the Corporation for the aggregate exercise price, provided that, if the Corporation is incorporated in the State of Delaware, the portion of the aggregate exercise price not less than the par value of the shares being acquired shall be paid in cash;

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               e.  by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law; or

               f.  by any combination thereof.

     The Board may at any time or from time to time, grant options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          3. No promissory note shall be permitted if the exercise of an option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an option with the shares of stock acquired upon the exercise of the option or with other collateral acceptable to the Corporation. Unless otherwise provided by the Board, if the Corporation at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent nece ssary to comply with such applicable regulations.

     B.   Exercise and Term of Options. Each option shall be exercisable at such
          ----------------------------
time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant; provided, however, that no option granted to a prospective Employee, prospective Consultant, prospective non-employee Director may become exercisable prior to the date on which such person commences services with the Corporation (or any Parent or Subsidiary corporation).

     C.   Effect of Termination of Service. The following provisions shall
          --------------------------------
govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          1. Should the Optionee cease to remain in Service for any reason other than Disability, death or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

          2. Should such Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

          3. Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

          4. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented by the provisions of Section V of Article

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Four below, the option shall remain exercisable until three (3) months after the date the Optionee is notified by the Corporation that the option is exercisable, but in any event no later than the specified expiration of the option term.

          5. Notwithstanding the foregoing, if a sale within the applicable time periods set forth above of shares acquired upon the exercise of the option would subject the Optionee to suit under Section 16(b) of the 1934 Act, the option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the specified expiration of the option term.

          6. Under no circumstances, however, shall any option be exercisable after the specified expiration of the option term.

          7. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

          8. Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

     D.   Stockholder Rights. The holder of an option shall have no stockholder
          ------------------
rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.   Transferability of Options. During the lifetime of the Optionee, an
          --------------------------
option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the option agreement evidencing such option, a Non-Statutory Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

     F.   Withholding. The Corporation's obligation to deliver shares of Common
          -----------
Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable federal, state, local, and foreign income and employment tax withholding requirements.

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II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms specified in this Section II.

     A.   Eligibility. Incentive Options may only be granted to Employees. Any
          -----------
person who is not an Employee on the effective date of the grant of an option to such person may be granted only a Non-statutory Option. An Incentive Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Corporation or participating Parent or Subsidiary corporation, with an exercise price determined as of such date.

     B.   Exercise Price. The exercise price per share shall be fixed by the
          --------------
Plan Administrator in accordance with the following provisions:

          1. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. If the person to whom the option is granted is a Ten Percent Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

     C.   Dollar Limitation. The aggregate Fair Market Value of the shares of
          -----------------
Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D.   Term of Incentive Options. No Incentive Option shall be exercisable
          -------------------------
after the expiration of ten (10) years after the effective date of grant of such Incentive Option and no Incentive Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such option.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------

I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

     Shares of Common Stock shall be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock options grants. The issued shares

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shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Three.

     A.   Consideration.
          -------------

          Shares of Common Stock shall be issued under the Plan for one or more of the following items of consideration, which the Plan Administrator may deem appropriate in each individual instance:

          1. cash or cash equivalents (such as a personal check or bank draft) paid to the Corporation;

          2. Common Stock of the Corporation valued at Fair Market Value on the date of issuance;

          3. a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator;

          4. past services rendered to the Corporation or any parent or subsidiary corporation; or

          5.   any combination of the above approved by the Plan Administrator.

          Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of such shares, but in no event less than eighty-five percent (85%) of such Fair Market Value.

     B.   Vesting Provisions.
          ------------------

          1. Shares of Common Stock issued under this Article Three may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The effect which death, disability or other event designated by the Plan Administrator is to have upon the vesting schedule shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

          2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under this Article Three, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

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          3.   Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under this Article Three, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. The Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the principal balance of any outstanding purchase-money note of the Participant to the extent attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as treasury shares or may be retired to authorized but unissued share status.

          4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which should otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant's cessation of Service.

II.  TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares under this Article Three may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND TO (II) CANCELLATION OR OTHER REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED _______________, 19__, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

     B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under this Article Three. For purposes of this restriction, the term ("transfer") shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Plan to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement applicable to the gifted shares.

                                 ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------

I.   CORPORATE TRANSACTIONS

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. The Corporation shall use its best efforts to provide at least twenty (20) days prior written notice of the occurrence of any Corporate Transaction in which the options or repurchase rights under the Plan are not to be assumed by or assigned to the successor corporation and such options or repurchase rights vest or terminate on an accelerated basis.

          D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          F. The Plan Administrator shall have the discretion, exercisable either at the time the option or stock issuance is granted or at any time while the option remains outstanding or shares acquired pursuant to a stock issuance are unvested, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options or any stock issuance upon the occurrence of a Corporate Transaction, whether or not those options or repurchase rights are to be assumed or assigned in the Corporate Transaction.

          G. The Plan Administrator shall also have full power and authority, exercisable either at the time the option or stock issuance is granted or at any time while the option remains outstanding or shares acquired pursuant to a stock issuance are unvested, to structure such option or stock issuance so that the shares subject to that option or stock issuance will automatically vest on an accelerated basis should the Optionee's or Participant's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option or is assumed and the repurchase rights applicable to the unvested option shares or stock issuance shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee or Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

          H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under federal tax laws.

          I. The grant of options or stock issuances under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan became effective when adopted by the Board on May 8, 1995. The initial share reserve established for the Plan was 750,000 shares. On May 26, 1995 and January 9, 1996, the Board approved 250,000 and 575,000-share increases, respectively, in the total number of shares reserved for issuance over the term of the Plan. The Plan, together with the 250,000 and 575,000-share increases, was approved by the Corporation's stockholders on January 9, 1996.

     B. On July 9, 1997, the Board amended and restated the Plan (the "July 1997 Restatement") in order to effect the following changes: (i) increase the number of shares reserved for issuance by an additional 500,000 shares to 2,075,000 shares of Common Stock, (ii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan and (iii) broaden the option acceleration provisions of the Plan applicable in the event there is a change in ownership or control of the Corporation. On November 19, 1997, the Board again amended and restated the Plan (the "November 1997 Restatement") in order to increase the number of shares reserved for issuance by an additional 300,000 shares to 2,375,000 shares of Common Stock. The stockholders approved the July and November 1997 Restatements in July 1997 and November 1997, respectively.

     C. On October 7, 1998, the Board again amended and restated the Plan (the "October 1998 Restatement") in order to increase the number of shares reserved for issuance by an additional 500,000 shares to 2,875,000 shares of Common Stock. The stockholders approved the October 1998 Restatement on October 7, 1998.

     D. On June 22, 1999, the Board again amended and restated the Plan (the "June 1999 Restatement") in order to: (i) increase the number of shares reserved for issuance by an additional 2,500,000 shares to 5,375,000 shares of Common Stock and to provide for automatic annual increases to the share reserve beginning on May 1, 2000 and ending on May 1, 2005, and (ii) to make certain other changes to the Plan in connection with the Corporation's initial public offering of its Common Stock. The stockholders approved the June 1999 Restatement on __________________, 1999.

     E. The Plan shall terminate upon the earliest of: (i) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing options or stock issuances granted under the Plan have lapsed, or
(ii) its termination by the Board; provided, however, that, all Incentive Options shall be granted, if at all, on or before May 7, 2005.

III.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Corporation's stockholders, there shall be (i) no increase in the maximum aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of the provisions of

Section IV(C) of Article One), (ii) no change in the class of persons eligible to receive Incentive Options, and (iii) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No amendment or modification of the Plan shall affect any then outstanding option or unvested shares acquired pursuant to a stock issuance unless expressly provided by the Board. In any event, no amendment or modification of the Plan may adversely affect any then outstanding option or unvested shares acquired pursuant to a stock issuance without the consent of the Optionee or Participant, unless such amendment or modification is required to enable an option designated as an Incentive Option to qualify as an Incentive Option or is necessary to comply with any applicable law, regulation or rule.

IV.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.   REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option hereunder and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VI.  NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary corporation employing or retaining the Optionee or Participant) or of the Optionee or Participant, which rights are hereby expressly reserved by each, to terminate the Optionee's or Participant's Service at any time for any reason, with or without cause.

VII. FINANCIAL REPORTS

     Each Optionee or Participant shall be given access to information concerning the Corporation equivalent to that information generally made available to the Corporation's common stockholders.

                                   APPENDIX
                                   --------

     The following definitions shall be in effect under the Plan:

     A.   Board shall mean the Corporation's Board of Directors.
          -----
     B.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     C.   Committee shall mean a committee of the Board duly appointed to
          ---------
administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Consultant shall mean a person engaged to provide consulting or
          ----------
advisory services (other than as an Employee or a Director) to the Corporation or any participating Parent or Subsidiary corporation, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Corporation from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Corporation is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

     F.   Corporate Transaction shall mean an Ownership Change Event or a series
          ---------------------
of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Corporation immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Corporation's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Corporation or the corporation or corporations to which the assets of the Corporation were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Corporation or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Corporation or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

     G.   Corporation shall mean Agile Software Corporation, a Delaware
          -----------
corporation, and any successor corporation to all or substantially all of the assets or voting stock of Agile Software Corporation which shall by appropriate action adopt the Plan.

     H.   Director shall means a member of the Board or of the board of
          --------
directors of any other Parent or Subsidiary corporation.

     I.   Disability shall mean the permanent and total disability on the
          ----------
Optionee or Participant within the meaning of Section 22(e)(3) of the Code.

     J.   Employee shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary corporation), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     K.   Exercise Date shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     L.   Fair Market Value per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     M.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     N.   Insider shall mean an officer or Director of the Corporation or any
          -------
other person whose transactions in Common Stock are subject to Section 16 of the 1934 Act.

     O.   Involuntary Termination shall mean the termination of the Service of
          -----------------------
any individual which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     P.   Misconduct shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary corporation), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary corporation) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary corporation).

     Q.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     R.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     S.   Ownership Change Event shall be deemed to have occurred if any of the
          ----------------------
following occurs with respect to the Corporation: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Corporation of more than fifty percent (50%) of the voting stock of the Corporation; (ii) a merger or consolidation in which the Corporation is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Corporation; or (iv) a liquidation or dissolution of the Corporation.

     T.   Optionee shall mean any person to whom an option is granted pursuant
          --------
to the Option Grant Program under the Plan.

     U.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V.   Participant shall mean any person to whom a stock issuance or stock
          -----------
bonus is granted pursuant to the Stock Issuance Program under the Plan.

     W.   Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth
          ----
in this document.

     X.   Plan Administrator shall mean either the Board or the Committee, to
          ------------------
the extent the Committee is at the time responsible for the administration of the Plan.

     Y.   Securities Act shall mean the Securities Act of 1933, as amended.
          --------------

     Z. Service shall mean an Optionee's or Participant's employment or service with the Corporation or participating Parent or Subsidiary corporation, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise determined by the Board, an Optionee's or Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee or Participant renders Service to the Corporation or participating Parent or Subsidiary corporation or a change in the Corporation or participating Parent or Subsidiary corporation for which the Optionee or Participant renders such Service, provided that there is no interruption or termination of the Optionee's or Participant's Service. Furthermore, an Optionee's or Participant's Service with the Corporation or participating Parent or Subsidiary corporation shall not be deemed to have terminated if the Optionee or Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Corporation; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Option held by the Optionee shall cease to be treated as an Incentive Option and instead shall be treated thereafter as a Non-Statutory Option unless the Optionee's right to return to Service with the Corporation or participating Parent or Subsidiary corporation is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Corporation or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's option agreement or Participant's stock issuance agreement. An Optionee's or Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee or Participant performs Service ceasing to be a participating corporation. Subject to the foregoing, the Corporation, in its discretion, shall determine whether an Optionee's or Participant's Service has terminated and the effective date of such termination.

     AA.  Stock Exchange shall mean either the American Stock Exchange or the
          -------------
New York Stock Exchange.

     BB.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     CC.  Ten Percent Stockholder shall mean the owner of stock (as determined
          -----------------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary corporation).